Exhibit 10.21

Execution Copy

SECOND AMENDED AND RESTATED

PARTNERS’ AGREEMENT

by and among

BLACKSTONE UTP CAPITAL PARTNERS L.P.,

BLACKSTONE UTP CAPITAL PARTNERS A L.P.,

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.,

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P.,

BLACKSTONE UTP CAPITAL LLC,

BLACKSTONE UTP CAPITAL A LLC,

BLACKSTONE UTP OFFSHORE CAPITAL LLC,

BLACKSTONE FAMILY MEDIA III LLC,

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

and

UNIVERSAL STUDIOS, INC.

Dated as of December 9, 2004

SECOND AMENDED AND RESTATED

PARTNERS’ AGREEMENT

This SECOND AMENDED AND RESTATED PARTNERS’ AGREEMENT (the “Agreement”) is made and entered into as of December 9, 2004, by and among (a) Blackstone UTP Capital Partners L.P., a Delaware limited partnership (“Blackstone UTP”), Blackstone UTP Capital Partners A L.P., a Delaware limited partnership (“Blackstone UTP A”), Blackstone UTP Offshore Capital Partners L.P., a Cayman Islands exempted limited partnership (“Blackstone Offshore”), Blackstone Family Media Partnership III L.P., a Delaware limited partnership (“Blackstone FMP”), Blackstone UTP Capital LLC, a Delaware limited liability company (“UTP LLC”), Blackstone UTP Capital A LLC, a Delaware limited liability company (“UTP A LLC”), Blackstone UTP Offshore Capital LLC, a Delaware limited liability company (“Offshore LLC”) and Blackstone Family Media III LLC (“Family LLC” and, together with Offshore LLC, UTP A LLC, UTP LLC, Blackstone FMP, Blackstone Offshore, Blackstone UTP A and Blackstone UTP, collectively, the “Blackstone Partners” and individually, each a “Blackstone Partner”), on the one hand, and (b) Universal Studios, Inc., a Delaware corporation (“Universal Parent”) and Universal City Property Management II LLC, a Delaware limited liability company (“UniCo II,” and collectively with Universal Parent, the “NBCU Parties” and individually, each an “NBCU Party”), on the other hand. The terms “Blackstone Partners” and “NBCU Parties” include the successors-in-interest, respectively, of the Blackstone Partners and the NBCU Parties. Each of the aforementioned entities is referred to as a “Party,” and all of them are collectively referred to as “Parties.”

W I T N E S S E T H:

WHEREAS, the Blackstone Partners and UniCo II hold all of the general partnership interests in Universal City Florida Holding Co. I, a general partnership organized under the laws of the State of Florida (“Holding I”), governed by the Second Amended and Restated Agreement of General Partnership of Holding I, dated July 27, 2000 (as amended, the “Holding I partnership Agreement”), by and among the Blackstone Partners and UniCo II;

WHEREAS, the Blackstone Partners and UniCo II hold all of the general partnership interests in Universal City Florida Holding Co. II, a general partnership organized under the laws of the State of Florida (“Holding II”), governed by the Second Amended and Restated Agreement of General Partnership of Holding II, dated as of July 27, 2000 (as amended, the “Holding II Partnership Agreement”), by and among the Blackstone Partners and UniCo II;

WHEREAS, Holding I is the sole limited partner and Holding II is the sole general partner of Universal City Development Partners, Ltd., a limited partnership organized under the laws of the State of Florida (“UCDP”) and governed by the Amended and Restated Agreement of Limited Partnership of Universal City Development Partners, Ltd., dated as of June 5, 2002 (as amended, the “UCDP Partnership Agreement,” and together with the Holding I Partnership Agreement and the Holding II Partnership Agreement, the “Partnership Agreements”), by and between Holding I and Holding II;

WHEREAS, UCDP, Holding I and Holding II are hereinafter referred to as the “Subject Partnerships;” and

WHEREAS, the Blackstone Partners and the NBCU Parties desire to amend and restate the Amended and Restated Partners’ Agreement, dated as of July 27, 2000 and as amended as of June 5, 2002, executed by and among the Blackstone Partners and the NBCU Parties, upon the terms and subject to the conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

1. Definitions. The following defined terms shall apply to this Agreement.

1.1 The Blackstone Partners constitute a “Group” under this Agreement, and similarly the NBCU Parties constitute a “Group” under this Agreement. Any Party which is a constituent of a particular Group is referred to as a “Group Member.”

1.2 “Standstill Period” means the period of time from the date hereof until January 1, 2006.

1.3 Words and phrases which are introduced by initial capitals and which are not otherwise defined in this Agreement shall have the same meaning as in the UCDP Partnership Agreement.

2. Buy/Sell Procedures

2.1 Standstill. During the Standstill Period, each of the Parties will not, and shall (i) use their reasonable efforts to cause each of their respective officers, directors, employees, agents and other representatives not to knowingly encourage, solicit, participate in, initiate or facilitate negotiations with, or provide any confidential information to, any person or entity concerning any sale of interests in the Subject Partnerships or other equity interests, merger, consolidation, share exchange, business combination, disposition of assets (or any interest therein) or other similar transaction involving the Subject Partnerships or UCDP or any of their respective assets or (ii) not enter into any agreement with respect to the foregoing.

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2.2 Tag-Along Rights. Notwithstanding anything to the contrary in the Partnership Agreements, during the period from January 1, 2006 to December 31, 2007 (the “Tag Period”), subject to the limitations set forth in this Agreement or in the Transaction Agreement among the Parties dated as of December 9, 2004 (the “Transaction Agreement”), each of the Groups shall be permitted to market and sell its entire ownership interest in the Subject Partnerships to third parties not affiliated with either Group, without the consent of the other Group; provided however, that any Party who is in discussions with, or providing information to, another party in connection with a possible sale of its ownership interests in the Subject Partnerships, shall apprise the other Party hereto of such discussions. In the event that a Group (the “Sale Group”) receives a bona fide offer or offers from such a third party (the “Purchaser”) to purchase its entire ownership interest in the Subject Partnerships during the Tag Period, the Sale Group shall then cause such offer (the “Tag-Along Offer”) to be reduced to writing and shall give the other Group (the “Tagging Group”) written notice thereof (the “Tag-Along Notice”). The Tag-Along Notice shall contain a true and correct copy of the Tag-Along Offer, which shall include (A) the price (which must be solely payable in cash) at which the sale is proposed to be made, and (B) any other material terms or conditions of the Tag-Along Offer; provided, however, that (i) the Tag-Along Offer must provide that the price to be paid to the Tagging Group for its ownership interest in the Subject Partnerships be equal (or, if the Groups no longer hold equivalent percentages of the Subject Partnerships, then in proportion to such ownership percentages) to the price to be paid to the Sale Group for its ownership interest and (ii) the Tagging Group shall not be required to make representations or warranties or agree to covenants or conditions that are not customary or that are in addition to or materially different from the representations, warranties, covenants and conditions applicable to the Sale Group. The Tagging Group shall have the right and option, within 30 days after receipt of the Tag-Along Notice (the “Tag-Along Period”) to accept the Tag-Along Offer for its entire ownership interest in the Subject Partnerships. If the Tagging Group desires to exercise such option, the Tagging Group shall provide the Sale Group with written notice thereof (a “Tag-Along Acceptance Notice”), which shall be a deemed acceptance of the Tag-Along Offer by the Tagging Group. If the Tagging Group delivers a Tag-Along Acceptance Notice to the Sale Group, each of the Sale Group and the Tagging Group shall use their commercially reasonable efforts to execute and deliver definitive agreements with the Purchaser to sell all of the outstanding interests in the Subject Partnerships on the terms and subject to the conditions set forth in the Tag-Along Notice. The Sale Group shall control all negotiations with the Purchaser, and the Tagging Group will use its commercially reasonable efforts to cooperate with the Sale Group in order to cause the consummation of the sale of the Subject Partnerships to the Purchaser. If the Tagging Group does not provide the Sale Group with a Tag-Along Acceptance Notice during the Tag-Along Period, the Sale Group may proceed to sell its ownership interest in accordance with the terms and conditions of the offer set forth in the Tag-Along Notice. In the event that the NBCU Parties are the Tagging Group, the NBCU Parties shall be entitled to have independent discussions with the Purchaser with respect to a potential sale of other interests in Orlando-based assets owned by the NBCU Parties and set forth on Exhibit A; provided, however, that it shall not be a condition to the consummation of a sale by the Tagging Group pursuant to this Section 2.2 that such other assets be part of the transaction or sold.

2.3 Right of First Refusal

(a) Anytime after December 31, 2007, if either Group desires to sell its interest (the “ownership interest”) in the Subject Partnerships, a constituent within such Group (the “Offering Group”) shall offer to sell (and cause the other Group Members in the Offering Group to sell) the Offering Group’s entire interest in the Subject Partnerships to the other Group (herein referred to as the “Other Group”) by stating in a written offer (the “Offer Notice”) to the Other Group the price (which must be solely payable in cash) at which the Offering Group is willing to sell its ownership interest to the Other Group. The Other Group will have 90 days following receipt of the Offering Group’s offer (the “Offer Period”) to elect to purchase the ownership interest of the Offering Group at the price offered by the Offering Group. If the Other Group does not elect, prior to expiration of the Offer Period, to buy the Offering Group’s ownership interest, the provisions of Section 2.4 hereof will become effective.

(b) During the Offer Period, each of the Offering Group and the Other Group shall cause the Subject Partnerships to provide to each such Group and its counsel, accountants and other representatives (including financing sources) reasonable access during normal business hours to the facilities, management, offices, warehouses, properties, books and records of the Subject Partnerships.

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(c) Payment for any ownership interest purchased by the Other Group pursuant to Subsection 2.3 hereof shall be made by wire transfer, to an account designated by the Offering Group at least three business days prior to the closing, or by bank cashier’s or certified check delivered at a closing to be held at 9 o’clock a.m. (local time) at the principal office of UCDP on the closing date. The closing date (the “Closing Date”) shall be, (i) if all required regulatory approvals (including the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if required) shall have been received, within 15 business days after the date on which the Other Group shall have elected to purchase the interest of the Offering Group, on a date designated by the Other Group on at least three business days’ prior written notice to the Offering Group (or if such required regulatory approvals have not been received within such 15 day business period, then on the third business day following receipt of the last such required regulatory approval) or (ii) on such other date as shall be mutually agreed upon by the Offering Group and the Other Group. At the closing, the Offering Group shall deliver documents conveying its ownership interest free and clear of any liens or encumbrances and there shall be delivered instruments effecting the provisions of Subsections 2.3(e) and, if applicable, Section 2.7 hereof. The Other Group may designate any of its affiliates to acquire the ownership interest (which interest may be divided between the various designees).

(d) The Offering Group shall pay to the Subject Partnerships on the Closing Date any amounts owed, whether or not currently due and payable, by the Offering Group to the Subject Partnerships (excluding accounts receivable arising out of normal commercial transactions); provided, that the Other Group may elect to deduct such amounts from any payment due on the Closing Date by the Subject Partnerships or the Other Group in which case such indebtedness of the Offering Group shall be deemed paid. Any right of the Offering Group to receive partnership distributions (other than Tax Distributions (as defined in the UCDP Partnership Agreement) required by Section 19(b) of the UCDP Partnership Agreement) from Holding I or Holding II in the future not accrued as of the Closing Date shall be extinguished as of such date.

(e) The Other Group will indemnify the Offering Group and its constituents against all past, present and future claims and liabilities, known or unknown, arising out of the Subject Partnerships. The designation by the Other Group of any persons or entities to acquire the ownership interest will not excuse or limit the Other Group’s indemnification or other obligations.

(f) At the Offering Group’s request, and provided it shall cause no adverse effect to the Other Group, the Other Group will cooperate with the Offering Group to facilitate the retention by the Subject Partnerships of their then existing partnership status.

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2.4 Sale Rights

(a) If the Other Group does not, prior to the expiration of the Offer Period (as defined in Section 2.3), elect to buy the Offering Group’s ownership interest, the Offering Group shall, during the Third Party Sale Period (as defined below) market and negotiate for the sale of the ownership interests of both Groups in the Subject Partnerships to third parties (each, a “Third Party”) not affiliated with either Group (a “Third Party Sale”). The “Third Party Sale Period” will begin on the expiration of the Offer Period and will end on the earlier of (i) the 270th day following the beginning of the Third Party Sale Period or (ii) the date on which both Groups agree in writing to abandon the Third Party Sale. If, at the end of the Third Party Sale Period, the Parties have not entered into definitive binding agreements relating to a Third Party Sale, then all restrictions contained in this Agreement with respect to the Offering Group’s and the Other Group’s ownership interests, including, without limitation, the provisions of Section 2.3 hereof, shall again be in effect; provided, however, that if the Groups agree in writing to abandon the Third Party Sale or the Third Party Sale Period expires without the consummation of a Third Party Sale, the Offering Group shall not be permitted to submit an offer as the Offering Group pursuant to Section 2.3 hereof from the date of such abandonment or expiration to the date that is one (1) year from the date of expiration of the related Offer Period (the “Penalty Period”). In the event that a Group is prevented from making an offer pursuant to Section 2.3(a) as a result of the proviso in the preceding sentence, the Other Group shall be entitled, at any time during the Penalty Period, to enter into an agreement with a third party not affiliated with either Group to sell its ownership interest in the Subject Partnerships, without the consent of the Group subject to such penalty. For the avoidance of doubt, consummation of any such sale shall not be subject to any other provisions of this Section 2, other than Sections 2.5 and 2.7.

(b) During the Third Party Sale Period referred to in Section 2.4(a) hereof, each of the Offering Group and the Other Group and their respective affiliates shall, and shall cause the Subject Partnerships, to use commercially reasonable efforts to cooperate in connection with the marketing and sale of the Parties’ ownership interests, such cooperation to include, without limitation, hiring a broker or placement agent, preparing appropriate marketing materials, organizing an auction process and providing to any such broker or placement agent, potential purchaser and their respective counsel, accountants and other representatives (including financing sources) reasonable access during normal business hours to the facilities, management, offices, warehouses, properties, books and records of the Subject Partnerships. The Parties agree that they will cause UCDP to be solely responsible for all reasonable transaction fees and expenses associated with the marketing and sale of the Parties’ ownership interests.

(c) If as a result of the marketing and sale process contemplated by this Section 2.4 or otherwise, the Groups produce a ready, willing and able Third Party purchaser that tenders customary purchase and related agreements containing customary representations, warranties, covenants, conditions and indemnities (“Definitive Agreements”), to purchase the ownership interests of the Parties hereto, each of the Parties hereto will cause their respective Group Members to execute and deliver such Definitive Agreements and will, and will cause their respective affiliates and the Subject Partnerships to, use their commercially reasonable efforts to cause the transactions contemplated by the Definitive Agreements to be consummated; provided, however, that, in no case will such Definitive Agreements contain indemnity provisions with respect to breaches of representations or warranties which survive the closing for more than eighteen (18) months (except with respect to ownership and title of the partnership interests which may survive for up to thirty-six (36) months) or do not limit the potential liability of the indemnifying parties for breaches of representations and warranties to 25% of each party’s pro rata portion of the purchase price set forth in the Definitive Agreements (except that with respect to breaches of representations and warranties relating to ownership and title of the partnership interests, the potential liability of the indemnifying parties may be up to 100% of each party’s pro rata portion of the purchase price set forth in the Definitive Agreements); provided, further that neither Group shall have any obligation to execute and deliver such agreements unless such Definitive Agreements contemplate the purchase of each Group’s ownership interest in the Subject Partnership at a cash purchase price that is (i) at least 90% of the price for the purchase of the ownership interest set forth in the Offer Notice provided pursuant to Subsection 2.3(a) hereof and (ii) the same for both Groups (or, if the Groups no longer hold equivalent percentages of the Subject Partnerships, then in proportion to such ownership percentages) with respect to purchase of the ownership interests.

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(d) If the Offering Group is comprised of the Blackstone Partners, the Blackstone Partners agree, at the request of the NBCU Parties, which must be received no later than the 10th day following expiration of the Offer Period, to use commercially reasonable efforts to market other interests in Orlando-based assets owned by the NBCU Parties and set forth on Exhibit A hereto jointly with the Third Party Sale and solicit bids for each of such assets in a mutually agreeable manner; provided, however, that it shall not be a condition to the consummation of a Third Party Sale that such other assets be part of the transaction or sold.

(e) Anytime after December 31, 2007, upon receipt by either Group of a bona fide third party proposal or offer to purchase such Group’s ownership interest or all of the outstanding ownership interests in the Subject Partnerships, such Group shall promptly disclose in writing the terms and conditions of such offer to the other Group.

2.5 Any amounts owed whether or not currently due and payable (including, without limitation, any Special Fees and any loans, even if payable only out of Cash Flow, previously made pursuant to Section 16 in the Subject Partnership Agreements above by the constituents of the Group(s) or their designees, but excluding accounts receivable arising out of normal commercial transactions between the Parties or their affiliates and the Subject Partnerships), shall be paid by the Subject Partnerships to the Group Members entitled to such payment on the Closing Date pursuant to Section 2.3, at the closing of a sale pursuant to a Tag-Along Notice as contemplated by Section 2.2 hereof or at the closing of a Third Party Sale as contemplated by Section 2.4 hereof, as the case may be, by wire transfer, bank cashier’s or certified check.

2.6 If a Group or any Group Member defaults in the payment of any obligation pursuant to the provisions of this Section 2 when such payment becomes due and payable, each Group Member of the non-defaulting Group shall, in addition to any other rights and remedies available to the non-defaulting Group and its Group Members, be entitled to treat the aforementioned payment default as an Event of Default by each and all Group Members of the defaulting Group under each and all of the respective Subject Partnership Agreements and to treat each and all constituents of the defaulting Group as a Defaulting Party under this Agreement and a Defaulting Partner under each and all of the Subject Partnership Agreements.

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2.7 In the event of a Third Party Sale pursuant to Section 2.4 hereof, or if the Offering Group contemplated by Section 2.3 hereof or a Sale Group contemplated by Section 2.2 hereof is comprised of the NBCU Parties and any NBCU Party or affiliate thereof (a “NBCU Service Provider”) is providing services to any of the Subject Partnerships, at the closing of a sale pursuant to a Tag-Along Notice as contemplated by Section 2.2 hereof, at the closing of a Third Party Sale contemplated by Section 2.4 hereof or on the Closing Date contemplated by Section 2.3, as the case may be, such NBCU Service Provider will, upon request of the Other Group, Purchaser or Third Party, as applicable, enter into a customary transitional services agreement (the “Transitional Services Agreement”) with the Other Group, Purchaser or Third Party, as applicable, pursuant to which such NBCU Service Provider agrees to continue to provide such services to the relevant Subject Partnership for a period of 12 months following the closing (or such shorter period as the Other Group, Purchaser or Third Party, as applicable, may elect), such services to be provided on the same terms and conditions (including reimbursement) as in effect prior to the closing and if the cost of such services were not being allocated or reimbursed, then the NBCU Service Provider will provide such services at cost. The Transitional Services Agreement will provide that the NBCU Service Provider will not (a) make representations concerning the adequacy or quality of the services to be provided or (b) indemnify the Other Group, the Purchaser, a Third Party or the Subject Partnership, as applicable, for liabilities arising out of the provision of such services by the NBCU Service Provider. In the event of a Third Party Sale pursuant to Section 2.4 hereof, or if the Offering Group contemplated by Section 2.3 hereof or a Sale Group contemplated by Subsection 2.2 hereof is comprised of the NBCU Parties, and at the time of closing any NBCU Party or affiliate thereof is a party to a corporate sponsorship deal or other license agreement pursuant to which any Subject Partnership has or will have rights, obligations or liabilities prior to or following the closing, at the closing the relevant NBCU Party or affiliate will agree with the relevant Subject Partnership to provide the benefits of such corporate sponsorship deal or other license agreement to the Subject Partnership on the same terms and conditions as in effect prior to the closing (subject to receipt of any required consent from the corporate sponsor under such corporate sponsorship deal or from the licensor under such license agreement, as applicable; provided, however, that the relevant NBCU Party or affiliate thereof agrees to use its commercially reasonable efforts to obtain any such required consent).

2.8 Notwithstanding anything to the contrary contained herein or in the Partnership Agreements, in the event that any of the Borrowers (as defined in the Transaction Agreement) are in default under the Loan Agreement (as defined in the Transaction Agreement) or the agreements governing any Loan Refinancing (as defined in the Transaction Agreement) such that the loan (or loans) outstanding pursuant to such documents has or have been accelerated and the security provided for such loan (or loans) is the subject of foreclosure proceedings, the Blackstone Partners acknowledge and agree that with respect to a sale of the ownership interest of the Blackstone Partners that is the subject of such foreclosure proceedings (a “Foreclosure Sale”) and, at the option of the NBCU Parties, a sale of the NBCU Entities’ ownership interest in connection with such Foreclosure Sale or any purchase or sale thereafter, any such sale shall not be subject to any of the limitations on sale set forth in the Partnership Agreements or in Sections 2.1, 2.2, 2.3 or 2.4 hereof.

3. Section 20 of the UCDP Partnership Agreement

In the event that either Group transfers its ownership interest in the Subject Partnerships, the transferee with respect to such ownership interest shall be required to assume all of the obligations of the transferor(s) of such ownership interest pursuant to Section 20 of the UCDP Partnership Agreement in writing, and any transfer in violation of this Section 3 shall be null and void. In addition, in the event that the NBCU Parties transfer its ownership interest in the Subject Partnerships, the Blackstone Partners agree not to amend Section 20 of the UCDP Partnership Agreement in a manner adverse to the NBCU Parties or their affiliates after the date of such transfer.

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4. Joint and Several Liability. Each constituent in a Group is jointly and severally liable along with the other constituents of the same Group for the performance of such Group’s obligations under this Agreement.

5. Arbitration. Any dispute arising out of or connected with this Agreement shall be resolved by binding arbitration conducted in Orlando, Florida. The provisions of Section 29 of the Holding I Partnership Agreement, which provisions are incorporated herein by this reference, shall be applicable mutatis mutandis to such arbitration, with the Blackstone Partners and the NBCU Parties (regardless of the number of them) each being respectively deemed one party for purposes of the arbitration proceedings.

6. Fiduciary Standards. The rights and obligations of the Blackstone Partners and the NBCU Parties to each other and to each of the Subject Partnerships under this Agreement and under each of the Subject Partnership Agreements shall be governed by the fiduciary standards generally applicable to and between the Partners in each of the Subject Partnerships.

7. Third Party Beneficiaries. No person or entity other than the Parties is a third party beneficiary of any of the provisions of this Agreement.

8. Only Agreements. This Agreement together with the Subject Partnership Agreements constitute the only agreements between the Parties with respect to the subject matter hereof.

The Parties disclaim any intent to create a partnership or joint venture of any kind or nature which is not reduced to writing and denominated as such.

9. Incorporated Provisions. The following provisions of the Holding I Partnership Agreement are incorporated herein by this reference and shall be applicable mutatis mutandis to this Agreement (with the caption headings inserted below for convenience only):

Section 32 (Confidentiality)

Section 36 (Time of the Essence)

Section 37 (Notices)

Section 38 (Applicable Law)

Section 42 (Captions)

Section 43 (Fair Construction)

Section 46 (Successors and Assigns)

Section 48 (Affiliate Defined)

Section 49 (Severability)

Section 52 (Limits on Exercise of Rights).

[Remainder of page left blank intentionally]

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IN WITNESS WHEREOF, the Parties have signed this First Amendment on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:
Name:
Title:

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

By:
Name:
Title:

BLACKSTONE UTP CAPITAL PARTNERS L.P.

	By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:
Name:	Howard A. Lipson
Title:	Member

BLACKSTONE UTP CAPITAL PARTNERS A L.P.

	By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:
Name:	Howard A. Lipson
Title:	Member

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.

	By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:
Name: Howard A. Lipson
Title: Member

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P

	By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:
Name: Howard A. Lipson
Title: Member

BLACKSTONE UTP CAPITAL LLC

By
	Name:	Howard A. Lipson
	Title:	President & Treasurer

BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C

By:
	Name:	Howard A. Lipson
	Title:	Member

BLACKSTONE UTP OFFSHORE CAPITAL LLC

By:
	Name:	Howard A. Lipson
	Title:	Member

BLACKSTONE FAMILY MEDIA III LLC

By:
	Name:	Howard A. Lipson
	Title:	Member

EXHIBIT A

OTHER ORLANDO ASSETS

1.	The 50% interest of Universal Studios Hotel LLC in Universal Rank Hotel Partners (Universal Rank Hotel Partners is, in turn, a 50% partner in UCF Hotel Venture, which owns the Portofino Bay Hotel, the Hard Rock Hotel and the Royal Pacific Resort).

2.	The 100% interest of Universal Studios Water Parks LLC in Universal Studios Water Parks Florida LLC, which owns the Wet ‘n Wild Orlando water park.

3.	The 50% interest of Universal Studios Restaurant LLC in HR Florida Partners, which owns the Hard Rock Cafe and Hard Rock Live! at Universal CityWalk Orlando.

4.	The 80% interest of Universal City Property Management IV LLC in Motown Cafe Orlando, L.P., LLP, which owns the Motown Cafe at Universal CityWalk Orlando.

5.	The 100% interest of Vivendi Universal Entertainment LLLP in Universal Studios Store Orlando LLC, which owns the Universal Studios Store, Dapy and Glow! at Universal CityWalk Orlando.

Execution Version

FIRST AMENDMENT TO THE SECOND AMENDED AND

RESTATED PARTNERS’ AGREEMENT

by and among

BLACKSTONE UTP CAPITAL PARTNERS L.P.,

BLACKSTONE UTP CAPITAL PARTNERS A L.P.,

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.,

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P.,

BLACKSTONE UTP CAPITAL LLC,

BLACKSTONE UTP CAPITAL A LLC,

BLACKSTONE UTP OFFSHORE CAPITAL LLC,

BLACKSTONE FAMILY MEDIA III LLC,

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

and

UNIVERSAL STUDIOS, INC.

Dated as of October 22, 2009

FIRST AMENDMENT TO THE SECOND AMENDED AND

RESTATED PARTNERS’ AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PARTNERS’ AGREEMENT (the “First Amendment”) is made and entered into as of October 22, 2009, by and among (a) Blackstone UTP Capital Partners L.P., a Delaware limited partnership (“Blackstone UTP”), Blackstone UTP Capital Partners A L.P., a Delaware limited partnership (“Blackstone UTP A”), Blackstone UTP Offshore Capital Partners L.P., a Cayman Islands exempted limited partnership (“Blackstone Offshore”), Blackstone Family Media Partnership III L.P., a Delaware limited partnership (“Blackstone FMP”), Blackstone UTP Capital LLC, a Delaware limited liability company (“UTP LLC”), Blackstone UTP Capital A LLC, a Delaware limited liability company (“UTP A LLC”), Blackstone UTP Offshore Capital LLC, a Delaware limited liability company (“Offshore LLC”) and Blackstone Family Media III LLC (“Family LLC” and, together with Offshore LLC, UTP A LLC, UTP LLC, Blackstone FMP, Blackstone Offshore, Blackstone UTP A and Blackstone UTP, collectively, the “Blackstone Partners” and individually, each a “Blackstone Partner”), on the one hand, and (b) Universal Studios, Inc., a Delaware corporation (“Universal Parent”) and Universal City Property Management II LLC, a Delaware limited liability company (“UniCo II,” and collectively with Universal Parent, the “NBCU Parties” and individually, each an “NBCU Party”), on the other hand. The terms “Blackstone Partners” and “NBCU Parties” include the successors-in-interest, respectively, of the Blackstone Partners and the NBCU Parties. Each of the aforementioned entities is referred to as a “Party,” and all of them are collectively referred to as “Parties.”

W I T N E S S E T H:

WHEREAS, the Parties hereto and/or their predecessors have entered into the Second Amended and Restated Partners’ Agreement dated as of December 9, 2004 (the “Partners’ Agreement”); and

WHEREAS, the Blackstone Partners and the NBCU Parties desire to amend the Partners’ Agreement upon the terms and subject to the conditions set forth in this First Amendment;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

1. Certain Defined Terms. Words and phrases which are introduced by initial capitals and which are not otherwise defined in this First Amendment shall have the same meaning as in the Partners’ Agreement.

2. Amendments to Section 1.

2.1 Section 1 of the Partners’ Agreement shall be amended to include the following defined terms:

“1.4 “First Amendment” means the First Amendment to this Agreement, dated as of October 22, 2009, among the Parties.”

“1.5 “Suspension Period” means the period beginning with the date of execution of the Credit Agreement to be entered into among UTP LLC, UTP A LLC, Offshore LLC and Family LLC, the lenders party thereto, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent in connection with a term loan facility in an aggregate principal amount of approximately $300 million, and continuing through the one-year anniversary of such date, during which period the provisions of Sections 2.4(a), (b), (c) and (d) hereof shall not be applicable to the rights and obligations of the Parties.”

3. Amendments to Section 2.

3.1 Section 2.3(a) of the Partners’ Agreement shall be amended by adding the following language at the end of Section 2.3(a):

“Notwithstanding the foregoing, during the Suspension Period, the provisions of Section 2.4 hereof will not become effective if the Other Group does not elect to purchase the ownership interest of the Offering Group prior to the expiration of the Offer Period. For the avoidance of doubt, any offers and Offer Notices initiated during the Suspension Period by an Offering Group to the Other Group will not cause the provisions of Section 2.4 to become effective or be applicable to the Parties, even if the Offer Period applicable to such offer or Offer Notice extends beyond the end of the Suspension Period.”

3.2 Section 2.4(a) of the Partners’ Agreement is further amended by deleting the second sentence of Section 2.4(a) and substituting the following:

“The ‘Third Party Sale Period’ will, except as provided for in Section 2.3(a) hereof, begin on the expiration of the Offer Period and will end on the earlier of (i) the 270th day following the beginning of the Third Party Sale Period or (ii) the date on which both Groups agree in writing to abandon the Third Party Sale.”

4. Amendment to Exhibit A.

4.1 Exhibit A to the Partners’ Agreement is hereby deleted and replaced in its entirety by Exhibit A attached hereto.

5. Effectiveness. This First Amendment and the aforementioned amendments to Sections 1 and 2 of the Partners’ Agreement shall not become effective until either (i) the requisite lenders under UCDP’s senior secured credit facilities shall have consented to permit the actions contemplated above and any related actions; or (ii) UCDP’s senior secured credit facilities shall be amended on terms that permit the actions contemplated above and any related actions.

6. Otherwise Unchanged. Wherever the Partners’ Agreement is referred to therein or in any other agreements, documents or instruments, such reference shall be to the Partners’ Agreement, as amended hereby. Except as expressly and specifically amended by this First Amendment, the Partners’ Agreement shall remain unchanged.

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7. Governing Law. This First Amendment shall be interpreted and governed by the laws of the State of Florida, without regard to its conflicts of laws provisions.

8. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

9. Headings. The descriptive headings contained in this First Amendment are for the convenience of reference only, shall not be deemed to be a part of this First Amendment and shall not affect in any way the meaning, construction or interpretation of this First Amendment.

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IN WITNESS WHEREOF, the Parties have signed this First Amendment on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:

Name:	Lynn Calpeter
Title:	Executive Vice President and CFO

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

By:

Name:	Lynn Calpeter
Title:	Executive Vice President

Signature Page to First Amendment to Second Amended and Restated Partners’ Agreement

IN WITNESS WHEREOF, the Parties have signed this First Amendment on the day and year first above written.

UNIVERSAL STUDIOS, INC.

By:

Name:	Lynn Calpeter
Title:	Executive Vice President and CFO

UNIVERSAL CITY PROPERTY MANAGEMENT II LLC

By:

Name:
Title:

BLACKSTONE UTP CAPITAL PARTNERS L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

BLACKSTONE UTP CAPITAL PARTNERS A L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Partners’ Agreement

BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P.

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

BLACKSTONE UTP CAPITAL LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Partners’ Agreement

BLACKSTONE UTP CAPITAL A LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

BLACKSTONE UTP OFFSHORE CAPITAL LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

BLACKSTONE FAMILY MEDIA III LLC

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C.

By:

Name:	Peter Wallace
Title:	President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Partners’ Agreement

EXHIBIT A

OTHER ORLANDO ASSETS

1.	The 50% interest of Universal Studios Hotel LLC in Universal Rank Hotel Partners (Universal Rank Hotel Partners is, in turn, a 50% partner in UCF Hotel Venture, which owns the Portofino Bay Hotel, the Hard Rock Hotel and the Royal Pacific Resort).

2.	The 100% interest of Universal Studios Water Parks LLC in Universal Studios Water Parks Florida LLC, which owns the Wet ‘n Wild Orlando water park.

3.	The 50% interest of Universal Studios Restaurant LLC in HR Florida Partners, which owns the Hard Rock Cafe and Hard Rock Live! at Universal CityWalk Orlando.

4.	The 80% interest of Universal City Property Management IV LLC in Motown Cafe Orlando, L.P., LLP, which owns the Motown Cafe at Universal CityWalk Orlando.

5.	The 100% interest of Vivendi Universal Entertainment LLLP in Universal Studios Store Orlando LLC, which owns the Universal Studios Store, Dapy and Glow! at Universal CityWalk Orlando.